                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Insurance Trust.



Signature                           Title                     Date



/s/ Richard J. Dowen                Trustee                   April 19, 1999
------------------------
Richard J. Dowen

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Insurance Trust.



Signature                           Title                     Date



/s/ Robert Frost                    Trustee                   April 19, 1999
------------------
Robert Frost

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Insurance Trust.



Signature                        Title               Date



/s/ William A. Kaun              Trustee             April 19, 1999
---------------------
William A. Kaun